                           Wells Fargo and Norwest


              "Creating ... The Premier Financial Services Company"

                                  June 8, 1998

                           Pro Forma Financial Results

                                               1999E         2000E        2001E
Cash EPS                                       $2.56         $2.91        $3.35
  % Accretion                                   7.6%          9.4%        12.8%
GAAP EPS                                       $2.23         $2.59        $3.03
  % Accretion                                     --          3.2%         7.4%
  % Change from prior yr.                       13.2%(1)     16.1%        17.0%


(1) Based on analyst estimates of $1.97 GAAP EPS for 1998.

Note:  Estimates exclude one-time merger related costs

                Premier Banking Franchise in the West and Midwest

                                      [Map]


Deposit Rank                  # of States                Total $
     1                             5                       20.1
     2                             5                       73.3
     3                             2                       10.1
     4                             4                       16.9
     5+                            5                        4.6
--------------------------------------------------------------------------------
Total                             21                       $125


($ in billions)

                        Leadership in Retail Distribution


 - #1 in total stores (5,777)
   - #3 Bank network (2,800 stores)
   - #1 Retail mortgage network (741 stores)
     - Largest mortgage banking originator (1 out of 15 mortgages)
     - Largest mortgage banking servicer (2,000,000 customers)
   - #1 Premier, U.S. Consumer finance company (1,425 stores)
 - #3 ATM network in U.S. (6,500 ATMs)
 - #1 Internet bank for consumers (460,000 customers)
 - #1 Supermarket bank (900 stores)
 - Leader in telephone banking functionality
 - Leading NAFTA bank
   - #1 Mexican border
   - #1 Canadian border

The New Wells Fargo

 - #1, 2, or 3 Bank Deposit Share in 73 MSA's
 - #1 Mortgage Originator and Servicer
 - #1 Bank Commercial Real Estate Lender
 - #1 Bank-Owned Insurance Agency
 - #1 Agricultural Bank
 - #2 Small Business Lender
 - #4 Middle Market Lender
 - #4 Bank Mutual Fund Manager
 - #1 Internet Bank
 - Premier Consumer Finance Company


Significant Customer Base
--------------------------------------------------------------------------------

                                  Norwest    Wells Fargo     Combined
                                  ----------------------------------------------
Retail Banking                     3mm          6.1mm        9.1mm households

Mortgage                           2.1mm          -          2.1mm customers

Consumer Finance                   3.2mm          -          3.2mm customers

Small Business                     284k         750k         1.0mm customers

Middle Market                      10k           13k         23k customers

Large Corporate                    1.2k          1.5k        2.7k customers


Leveraging Complementary Strengths

 - Norwest

   - Exceptional sales and service culture
   - Strong revenue generation

 - Wells Fargo

   - Alternative delivery leader
   - Outstanding expense efficiency

                                 Expense Savings


                              Amount
   Source of Savings          ($mm)                   Comments
Systems                        $200       -  Conversion to one system platform
                                          -  Elimination of duplicate systems
                                             development and maintenance
Operations                     120        -  Consolidation of operations

Branch Consolidations          175        -  Based on states with market place
                                             overlap
General Administration         155        -  Elimination of duplicate overhead
                               ---           functions

Total Cost Saves              $650


                            %of combined expenses 8%

Note:  Expenses excluding intangible amortization

                          Expense Savings Projected in
                         Recent Major Bank Transactions
--------------------------------------------------------------------------------
($ in Millions)                    Cost Saves as
                                   a % of Smaller          Pre-Tax
                                    Non-Interest          Non-Interest
Merger Partners                     Expense Base         Expense Savings
---------------                    --------------        ---------------
Norwest/Wells Fargo                      17%                 $  650

In-Market
Corestates/First Union                   46%                 $  723
First Interstate/Wells Fargo             37                     800
Chase/Chemical                           41                   1,800

Market Extension
BankAmerica/NationsBank                  27%                 $2,000
First Chicago NBD/Banc One               28                     930
First America/National City              31                     243
US Bancorp/First Banks                   30                     340
First Chicago/NBD Bancorp                16                     200
--------------------------------------------------------------------------------


                  Opportunities Not Included in Financial Model

                                                        Annual Pre-Tax
                                                        Income Potential
                                                             ($mm)
                                                        ----------------
-    Increase Wells Fargo's current products per
     household to Norwest average                            $700

-    Improve Norwest banking efficiency ratio to
     level of Wells Fargo                                     400

-    Other cross-business integration revenue
     opportunities                                            150
